EXHIBIT 10.17





                            PAYING AGENT AGREEMENT


                                    among


                            N.A.F. AUTO LOAN TRUST
                                (as Borrower),


                          CONTITRADE SERVICES L.L.C.
                                 (as Lender)


                                     and


                   TEXAS COMMERCE BANK NATIONAL ASSOCIATION
                              (as Paying Agent)


                            ----------------------

                           Dated as of May 17, 1996
                            ----------------------







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                               TABLE OF CONTENTS
                                                                          Page
SECTION 1.    DEFINED TERMS................................................  1

SECTION 2.    COLLECTION ACCOUNT...........................................  2

      2.01.   Establishment of Collection Account..........................  2
      2.02.   Deposits to the Collection Account...........................  3
      2.03.   Withdrawals from the Collection Account......................  3
      2.04.   Investment of Funds Deposited in the Collection Account......  4

SECTION 3.    THE PAYING AGENT.............................................  5

      3.01.   Appointment..................................................  5
      3.02.   Exculpatory Provisions.......................................  5
      3.03.   Reliance by Paying Agent.....................................  5
      3.04.   Notice of Default............................................  6
      3.05.   Non-Reliance on Paying Agent.................................  6
      3.06.   Successor Paying Agent.......................................  6
      3.07.   Duties and Covenants of Paying Agent.........................  7

SECTION 4.    AMENDMENTS AND WAIVERS.......................................  7

SECTION 5.    NOTICES......................................................  7

SECTION 6.    SEVERABILITY.................................................  9

SECTION 7.    NO WAIVER; CUMULATIVE REMEDIES...............................  9

SECTION 8.    PAYMENT OF EXPENSES AND TAXES................................  9

SECTION 9.    SUCCESSORS AND ASSIGNS; GOVERNING LAW; SUBMISSION
              TO JURISDICTION; WAIVERS..................................... 10

SECTION 10.   ENFORCEMENT RIGHTS OF LENDER................................. 11

SECTION 11.   BANKRUPTCY PETITION AGAINST THE BORROWER..................... 12

SECTION 12.   MISAPPLICATION OF FUNDS...................................... 12

SECTION 13.   COUNTERPART SIGNATURES....................................... 12

SECTION 14.   THIRD PARTY BENEFICIARIES.................................... 12

SECTION 15.   STATUS OF PAYING AGENT....................................... 12

SECTION 16.   ACTS OF LENDER............................................... 12


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                            PAYING AGENT AGREEMENT


              PAYING AGENT AGREEMENT, dated as of May 17, 1996, made by and between N.A.F. AUTO LOAN TRUST, a Delaware business trust (the "Borrower"), CONTITRADE SERVICES L.L.C., a Delaware limited liability company (the "Lender") and TEXAS COMMERCE BANK NATIONAL ASSOCIATION ("TCB"), as paying agent (in such capacity, the "Paying Agent").


                              W I T N E S S E T H


              WHEREAS, the Borrower has entered into a Credit Agreement dated as of May 17, 1996 (as may from time to time, be amended, supplemented, or modified, the "Credit Agreement") among the Lender, the Borrower and National Auto Funding Corporation ("NAF Corp."), pursuant to which the Borrower will take out loans (the "Loans") from time to time;

              WHEREAS, the Borrower intends to enter into from time to time Non-Standard Auto Loan Origination Agreements (each, as from time to time amended, supplemented or modified, a "Loan Origination Agreement" and, collectively, the "Loan Origination Agreements") with certain financial institutions and agencies (the "FIs"), pursuant to which the Borrower will agree to purchase contracts; and

              WHEREAS, the Borrower has entered into a Security and Collateral Agent Agreement dated as of May 17, 1996 (the "Collateral Agent Agreement") with TCB as Collateral Agent (the "Collateral Agent") and the Lender; and

              WHEREAS, it is a condition to the obligations of the Lender to make the Facility available to the Borrower under the Credit Agreement that the Borrower, the Lender and TCB shall have executed and delivered this Paying Agent Agreement.

              NOW, THEREFORE, to induce the Lender to make the Facility available to the Borrower, the Borrower and the Lender hereby agree with the Paying Agent, for the benefit of the Lender, as follows:

      SECTION 1.  DEFINED TERMS.

              (a) The terms "inventory", "goods", "accounts", "contract rights", "chattel paper", "general intangibles", and "documents" have the respective meanings ascribed in the UCC.

              (b) Capitalized terms used herein undefined shall, unless otherwise defined herein, have the respective meanings ascribed in the "Definitions List" attached to the Credit Agreement; and the following terms shall have the following meanings:


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              "Borrowing Base Deficiency" shall mean the situation in which the
Outstanding Facility Balance exceeds the Borrowing Base.

              "Collateral" shall have the meaning assigned to such term in
Section 2 of the Security and Collateral Agent Agreement.

              "Contract Acquisition Disbursement Request" shall mean a form in substantially the form of Exhibit A hereto.

              "Disbursement Date" shall mean the 15th day of each calendar month (or next succeeding Business Day) commencing June, 1996.

              "Disbursement Request" shall mean any of a Contract Acquisition Disbursement Request, a Miscellaneous Disbursement Request, a Servicer Disbursement Request or a Weekly Fee Disbursement Request.

              "Miscellaneous Disbursement Request" shall mean a form in substantially the form of Exhibit B hereto.

              "NAF Procurement Fee" shall mean with respect to any Auto Loan purchased by the Borrower an amount equal to the product of 0.02 and the principal amount of such Auto Loan, which amount shall be payable to NAF Corp. upon the purchase by the Borrower of such Auto Loan.

              "Paying Agent Fee" shall have the meaning set forth in a separate letter agreement between NAF Corp. and the Paying Agent.

              "Responsible Officer" shall mean, when used with respect to the Paying Agent, any officer within the corporate trust department in Dallas, Texas (or any successor thereof) including any vice president, assistant vice president, or any officer or assistant officer of the Paying Agent customarily performing functions similar to those performed by any of the above-designated officers.

              "Servicer Disbursement Request" shall mean a form in substantially the form of Exhibit C hereto.

              "VSI Provider" shall mean any provider of "vendor's single interest" coverage identified by NAF Corp.

              "Weekly Fee Disbursement Request" shall mean a form in substantially the form of Exhibit D hereto.




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      SECTION 2.  COLLECTION ACCOUNT.

              2.1 Establishment of Collection Account. Concurrently with the execution and delivery hereof, the Collateral Agent shall establish at the office of TCB located in Dallas, Texas, a segregated account entitled the "N.A.F. Auto Loan Trust Collection Account, TCB, as Collateral Agent on behalf of ContiTrade Services L.L.C." (the "Collection Account"). The Collection Account shall be maintained in the State of Texas in either (i) segregated trust accounts with the corporate trust department of TCB or any replacement collateral agent approved by the Lender or (ii) segregated deposit account with banks or trust companies approved by the Lender (which may include the Collateral Agent or a replacement collateral agent) the short-term debt obligations of which are rated "A-1+" by S&P (or its equivalent from another Rating Agency).

              2.2 Deposits to the Collection Account. (a) The following amounts received by the Paying Agent shall be deposited in the Collection Account:

               (i) the proceeds of all Advances made by the Lender pursuant to
      Section 2.1 of the Credit Agreement;

              (ii) all amounts remitted by the Lock-Box Bank pursuant to Section
      2.2 of the Servicing Agreement; and

             (iii) all amounts remitted by the Borrower pursuant to Section 2.7(d) of the Credit Agreement;

              (b) The Paying Agent is hereby irrevocably authorized and empowered, as the Borrower's attorney-in-fact, to endorse any check or any other instrument or security presented for deposit in the Collection Account requiring the endorsement of the Borrower.

              (c) Notwithstanding the foregoing provisions of this Section 2.01, if at any time the Borrower, or any Person on behalf of the Borrower (including any FI, the Servicer under the related Loan Origination Agreement or the Servicing Agreement), receives any proceeds or payments required to be deposited in the Collection Account, all such amounts shall be held by the Borrower or such other person as the agent of, and in trust for, the Paying Agent and shall, forthwith upon receipt by the Borrower, or such other Person, be turned over to the Paying Agent for deposit to the Collection Account in the same form as received by the Borrower or such other Person (and, if received in the form of a check, instrument or security requiring endorsement, duly endorsed on behalf of the Borrower or such other Person to the order of the Paying Agent).

              2.3 Withdrawals from the Collection Account. (a) Prior to the occurrence of an Event of Default, the Paying Agent shall apply funds in the Collection Account as follows:



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                (i) from time to time, to the N.A.F. Trust Account, at the appropriate FI, for the related Dealers, the amounts set forth on the related Contract Acquisition Disbursement Request provided by NAF Corp. to the Payment Agent, provided that before releasing any such amount the Paying Agent shall receive confirmation from the Collateral Agent, based upon information supplied by the Servicer, that, immediately following the release of any such amount, no Borrowing Base Deficiency would result and provided further, that if more than $750,000 is requested to be disbursed pursuant to any single Contract Acquisition Disbursement Request, then the Lender shall countersign such Contract Acquisition Disbursement Request; and

               (ii) on the first Business Day of each week, to the FIs certain fees due to them (including pass-through document fees deducted from amounts due to the Dealers), and to NAF Corp. the NAF Procurement Fees due to it, in each case as set forth in the related Weekly Fee Disbursement Request prepared by NAF Corp. and countersigned by the Lender; provided, that before releasing any such amount (whether or not the Lender's signature appears on the related Weekly Fee Disbursement Request) the Paying Agent shall confirm that the Paying Agent has in its possession, from the Collateral Agent, a Collateral Agent's Certification, without exceptions, with respect to the related Contracts;

              (iii) on each Disbursement Date:

                          (a) to the Servicer, the Servicing Fee then due,
                      together with other amounts owing to the Servicer;

                          (b) to the Paying Agent and to the Collateral Agent,
                      the fees then due to each;

                          (c) on the Disbursement Date occurring in the month
                      following each anniversary date of this Agreement, to the Owner Trustee, the fees and expenses then due to it; and

                          (d) to each VSI Provider, the amounts then due to it,
                      in each case, as set forth on a Monthly Disbursement Request prepared by NAF Corp. and countersigned by the Lender;

               (iv) from time to time, to certain Obligors, certain rebates due to them, as set forth in a Miscellaneous Disbursement Request prepared by the Servicer and, if such rebates exceed $1,000 per Disbursement Request, countersigned by the Lender;

                (v) on the third Business Day of each month, commencing in June, 1996, to the Lender, the monthly interest then due with respect to the Facility, as set forth in a Miscellaneous Disbursement Request prepared by NAF Corp.;



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               (vi) from time to time, to the Lender, such additional amounts with respect to the Facility, as set forth in a Miscellaneous Disbursement Request prepared by NAF Corp.

      Each Disbursement Request shall be furnished to the Paying Agent by NAF Corp. (with the Lender's countersignature, if required pursuant to the foregoing) not later than the close of business on the Business Day which precedes the requested date for disbursement of funds.

      (b) If the Paying Agent receives a written notice from the Lender that an Event of Default has occurred the Paying Agent shall thereafter disburse funds from the Collection Account only as directed by the Lender in writing; provided, that the Lender shall direct that the disbursements described in clauses (a)(ii) to the FIs, (a)(iii) to the Servicer, the Paying Agent, the Collateral Agent, the Owner Trustee and the VSI Providers and (a)(iv) to the Obligors shall in any event be paid.

            2.4 Investment of Funds Deposited in the Collection Account. The Paying Agent shall, in accordance with the provisions of this Section 2.04, invest and reinvest, at the written direction of NAF Corp., in the Paying Agent's own name or in the name of the Paying Agent's nominee, funds in the Collection Account in Permitted Investments which shall mature, or be redeemed at the option of the holder, prior to the respective dates when the money invested in such Permitted Investments is required for application in accordance with this Section 2. If no such instructions have been received, such amounts shall be invested in a Permitted Investment described in clause (iv) of the definition of Permitted Investments, as designated by NAF Corp.

      SECTION 3.  THE PAYING AGENT.

            3.1 Appointment. The Lender hereby designates and appoints Texas Commerce Bank National Association as the Paying Agent under this Paying Agent Agreement, and the Lender authorizes Texas Commerce Bank National Association as the Paying Agent to take such action on its behalf under the provisions of this Paying Agent Agreement and to exercise such powers and perform such duties as are expressly delegated to the Paying Agent by the terms of this Paying Agent Agreement together with such other powers as are reasonably incidental thereto but in each instance solely at the written instruction of the Lender. Notwithstanding any provision to the contrary elsewhere in this Paying Agent Agreement, the Paying Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with the Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Paying Agent Agreement or otherwise exist against the Paying Agent. Texas Commerce Bank National Association hereby accepts its appointment as Paying Agent, subject to, and in reliance upon, the provision of this Section 3.01.

              3.2 Exculpatory Provisions. Neither the Paying Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates shall be (i) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with


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this Paying Agent Agreement (except for its or such Person's own gross negligence or wilful misconduct), or (ii) responsible in any manner to the Lender for any recitals, statements, representations or warranties made by the Borrower or any officer thereof contained herein or in any other Facility Agreement or in any certificate, report, statement or other document referred to or provided for in, or received by the Paying Agent under or in connection with, this Agreement, or any other Facility Agreement, or for the value, validity, effectiveness, genuineness, enforceability or sufficiency (except with respect to the Paying Agent) of this Agreement or any other Facility, or the Collateral or for any failure of the Borrower to perform its obligations hereunder or under any other Facility Agreement. The Paying Agent shall not be under any obligation to the Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, any of the Facility Agreements, or to inspect the properties, books or records of the Borrower.

            3.3 Reliance by Paying Agent. The Paying Agent shall be entitled to rely, and shall be fully protected in relying, upon any Loan, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Borrower), independent accountants and other experts selected by the Paying Agent. The Paying Agent shall be fully justified in failing or refusing to take any action under this Paying Agent Agreement unless it shall first receive such written advice or concurrence as it deems appropriate or it shall first be indemnified to its satisfaction against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Paying Agent may from time to time consult with legal counsel, independent accountants or other experts of its own selection in the event of any disagreement, controversy, question or doubt as to the construction of any provision of this Agreement or any of its duties hereunder, and the Paying Agent shall be fully protected in acting in good faith in reliance upon the advice or opinion of any such counsel or other expert.

            3.4 Notice of Default. The Paying Agent shall not be deemed to have knowledge or notice of the occurrence of any Event of Default under the Credit Agreement unless a Responsible Officer has received written notice from the Lender or the Borrower referring to this Paying Agent Agreement and describing such Event of Default or unless a Responsible Officer otherwise has actual knowledge of such Event of Default.

            3.5 Non-Reliance on Paying Agent. Neither the Paying Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates has made any representations or warranties to the Lender, and no act by the Paying Agent hereafter taken, including any review of the affairs of the Borrower, shall be deemed to constitute any representation or warranty by the Paying Agent to the Lender. The Lender represents to the Paying Agent that it has, independently and without reliance upon the Paying Agent, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Borrower and made its own decision to extend credit to the Borrower.


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The Lender will, independently and without reliance upon the Paying Agent, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Paying Agent Agreement, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Borrower. Except for notices, reports and other documents expressly required to be furnished by the Paying Agent hereunder, the Paying Agent shall have no duty or responsibility to provide the Lender with any credit or other information concerning the business, operations, property, financial and other condition or creditworthiness of the Borrower which may come into the possession of the Paying Agent or any of its officers, directors, employees, agencies, attorneys-in-fact or affiliates.

            3.6 Successor Paying Agent. The Paying Agent may resign as paying agent upon 60 days' notice to the Borrower, the Owner Trustee, NAF Corp. and the Lender. The Paying Agent may be removed at any time by the Lender. No such resignation or removal shall be effective unless and until a successor paying agent has accepted appointment as such pursuant to this Agreement and in the case of a removal, any and all amounts then due to the Paying Agent hereunder have been paid in full. If the Paying Agent shall resign or be removed as paying agent, then the Borrower with the approval of the Lender shall appoint a successor. Such successor collateral agent shall succeed to the rights, powers and duties of the Paying Agent, and the term "Paying Agent" shall mean such successor effective upon its appointment, and the former Paying Agent's rights, powers and duties as Paying Agent shall be terminated, without any other or further act or deed on the part of such former Paying Agent. Such successor shall be entitled to amend any UCC financing statements and any other filings, recordation and declarations it deems advisable or necessary in connection with such termination and cancellation. After any retiring Paying Agent's resignation or removal hereunder as Paying Agent, the provisions of this Section 3 and
Section 8 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Paying Agent under this Paying Agent Agreement. Notwithstanding the foregoing, if no successor paying agent shall be appointed as aforesaid, or if appointed, such successor shall not have accepted its appointment within thirty (30) days after resignation of the Paying Agent, the Paying Agent may petition a court of competent jurisdiction to make such appointment.

            3.7   Duties and Covenants of Paying Agent.

            (a) The Paying Agent undertakes to perform the duties as are set forth in this Agreement, including, without limitation:

                (i) providing information reasonably within its possession and within reasonable time constraints regarding disbursements and receipt of funds;

                (ii) depositing and investing funds as provided herein;



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              (iii) making payments as provided herein, based solely upon timely receipt of the related Disbursement Request or, following an Event of Default, direction from the Lender; and

               (iv) providing a monthly accounting statement with respect to the Collection Account on or before each Disbursement Date.

            (b) The Paying Agent covenants and agrees that it will, upon a Responsible Officer obtaining actual knowledge of the occurrence of an Event of Default or an Unmatured Event or Default, promptly give notice of the occurrence of such event to the Lender and the Borrower.

      SECTION 4.  AMENDMENTS AND WAIVERS.

            With the written consent of NAF Corp. (such consent not to be unreasonably withheld) the parties hereto may, from time to time, enter into written amendments, supplements or modifications hereto for the purpose of adding any provision to this Paying Agent Agreement or changing in any manner the rights of the parties hereunder.

            The Paying Agent may, but shall not be obligated to, enter into any such supplement, amendment or modification that affects the Paying Agent's own rights, duties or immunities under this Paying Agent Agreement or otherwise.

            The Borrower and the Lender agree not to execute any supplement, amendment or modification to any Facility Agreement to which the Paying Agent is not a party, without the prior written consent of the Paying Agent, if the effect of such supplement. amendment or modification would be to affect the Paying Agent's rights, duties, or immunities thereunder or under this Paying Agent Agreement.

      SECTION 5.  NOTICES.

            Unless otherwise expressly provided herein, all notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand, or when deposited in the mail, postage prepaid, or in the case of telegraphic notice, when delivered to the telegraph company, or, in the case of facsimile notice, when sent, confirmation received, addressed as follows, or to such other addresses as may be hereafter notified by the respective parties hereto:



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The Borrower and the Owner Trustee:

      N.A.F. Auto Loan Trust
      4545 Fuller Drive
      Suite 101
      Irving, Texas 75038
      Attention: Jim W. Moore
      Telecopy: (214) 791-0464

      Delaware Trust Company
      900 Market Street, 2-M
      Wilmington, DE 19801
      Attention: Corporate Trust Administration
      Telecopy: (302) 421-7387

with a copy to:

      National Auto Funding Corporation
      4545 Fuller Drive
      Suite 101
      Irving, Texas 75038
      Attention: Jim W. Moore
      Telecopy: (214) 791-0464

The Paying Agent:

      Texas Commerce Bank National Association
      2200 Ross Avenue
      Fifth Floor
      Dallas, Texas 75201
      Attention: Gary Jones
      Telecopy: (214) 965-3577

The Lender:

      ContiTrade Services L.L.C.
      277 Park Avenue
      New York, New York 10172
      Attention:  Chief Counsel
      Telecopy: (212) 207-2935

provided, that any notice to or upon the Borrower shall be deemed to have been duly given or made as aforesaid when so given or made to the Borrower whether or not any other party indicated above as the recipient of a copy thereof shall have received a copy of each notice.



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      SECTION 6.  SEVERABILITY.

            Any provision of this Paying Agent Agreement which is prohibited or unenforceable in any jurisdiction shall as to such jurisdiction be ineffective to the extent of such prohibition or unenforceability without invalidation of the remaining provisions hereof and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

      SECTION 7.  NO WAIVER; CUMULATIVE REMEDIES.

            Neither the Paying Agent nor the Lender party shall by any act, delay, omission or otherwise be deemed to have waived any of its or their rights or remedies hereunder and no waiver shall be valid unless in writing, signed by the Paying Agent on behalf of the Lender, and then only to the extent therein set forth. A waiver by the Paying Agent of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Paying Agent or the Lender would otherwise have had on any future occasion. No failure to exercise nor any delay in exercising on the part of the Paying Agent or the Lender any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or future exercise thereof or the exercise of any other right, power or privilege. The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently and are not exclusive of any rights and remedies provided by law.

      SECTION 8.  PAYMENT OF EXPENSES AND TAXES.

            (a) The Borrower hereby agrees to pay to the Paying Agent a fee for its services hereunder equal to the Paying Agent Fee. The Borrower agrees to pay, indemnify, and to hold the Paying Agent harmless from, any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay in paying, stamp and other similar taxes, if any, which may be payable or determined to be payable in connection the execution and delivery of, or consummation of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Paying Agent Agreement, and any such other documents, and to pay, indemnify, and hold the Paying Agent and its officers, directors, shareholders, employees, agents and representatives harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Paying Agent Agreement and any such other documents (including, but not limited to, those incurred by any negligent act or negligent omission to act of the Paying Agent) (all the foregoing, collectively, the "indemnified liabilities"); provided, that the Borrower shall not be liable to the Paying Agent for any losses incurred by the Paying Agent as a result of the fraudulent actions, misrepresentations, gross negligence or willful misconduct of the Paying Agent. The obligations of the Borrower under this Section 8 shall survive the termination of this Paying Agent Agreement and the discharge of the other obligations of the


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Borrower hereunder and also shall survive the resignation or removal of the
Paying Agent hereunder.

            (b) Promptly after receipt by the Paying Agent of notice of the commencement of any action, such Paying Agent shall, if a claim in respect thereof is to be made against the Borrower under this Section 8, notify the Borrower in writing of the commencement thereof; but the omission so to notify the Borrower will not relieve it from any liability which it may have to the Paying Agent except to the extent the Borrower is prejudiced thereby. In case any action is brought against the Paying Agent, and it notifies the Borrower of the commencement thereof, the Borrower will be entitled to appoint counsel satisfactory to the Borrower and to the Paying Agent (who shall not, except with the consent of the Paying Agent, be counsel to the Borrower or NAF Corp.) to represent the Paying Agent in such action; provided, however, that, if the defendants in any action include both the Paying Agent and the Borrower and the Paying Agent shall have reasonably concluded that there may be legal defenses available to it which are different from or additional to those available to the Borrower, the Paying Agent shall have the right to select separate counsel to defend such action on behalf of it. Upon receipt of notice from the Borrower to the Paying Agent of its election so to appoint counsel to defend such action and approval by the Paying Agent of such counsel, the Borrower will not be liable to the Paying Agent under this Section 8 for any legal expenses subsequently incurred by the Paying Agent in connection with the defense thereof unless (i) the Paying Agent shall have employed separate counsel in accordance with the proviso to the next preceding sentence, (ii) the Borrower shall not have employed counsel satisfactory to the Paying Agent to represent the Paying Agent within a reasonable time after notice of commencement of the action or (iii) the Borrower has authorized the employment of counsel for the Paying Agent at the expense of the Borrower; and except that, if clause (i) or (iii) is applicable, such liability shall be only in respect of the counsel referred to in such clause (i) or (iii).

            (c) The obligations of the Borrower and the Paying Agent under this
Section 8 shall be in addition to any liability which each of them may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Paying Agent within the meaning of the Securities Act; and, with respect to the obligation of the Borrower to the Paying Agent as indemnified party, shall extend, upon the same terms and conditions, to each director of the Paying Agent.

            (d) The agreement, indemnities and other statements of the parties hereto in or made pursuant to this Section 8 will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any other parties hereto or any of the officers, directors or controlling persons referred to in this Section 8. The provisions of this Section 8 shall survive the termination or cancellation of this Agreement.



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      SECTION 9.  SUCCESSORS AND ASSIGNS; GOVERNING LAW; SUBMISSION
                  TO JURISDICTION; WAIVERS.

            (a) This Paying Agent Agreement and all obligations of the Borrower hereunder shall be binding upon the successors and assigns of the Borrower, and shall, together with the rights and remedies of the Paying Agent hereunder, inure to the benefit of the Paying Agent, the Secured party and their respective successors and assigns.

            (b)   THIS PAYING AGENT AGREEMENT SHALL BE GOVERNED
BY, AND BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE
LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICTS
OF LAW PRINCIPLES THEREOF.

            (c)   EACH PARTY HERETO HEREBY IRREVOCABLY AND
UNCONDITIONALLY:

                (I) SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND THE OTHER FACILITY AGREEMENTS TO WHICH IT IS A PARTY, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT OF THE COURTS OF THE STATE OF NEW YORK, THE COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND APPELLATE COURTS FROM ANY THEREOF;

               (II) CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS AND WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD
OR CLAIM THE SAME;

              (III) AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO ITS ADDRESS SET FORTH IN SECTION 5 OR AT SUCH OTHER ADDRESS OF WHICH ALL OF THE OTHER PARTIES HERETO SHALL HAVE BEEN NOTIFIED PURSUANT THERETO;

               (IV)   AGREES THAT NOTHING HEREIN SHALL AFFECT THE
RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER
PERMITTED BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY OTHER
JURISDICTION;

                (V) WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LEGAL


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ACTION OR PROCEEDING REFERRED TO IN THIS SUBSECTION ANY SPECIAL,
EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES; AND

               (VI) EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS COMMITMENT OR ANY OTHER FACILITY AGREEMENT AND FOR ANY COUNTERCLAIM THEREIN.

      SECTION 10. ENFORCEMENT RIGHTS OF LENDER.

            Unless the Paying Agent shall fail to take action required to be taken by it in the immediately succeeding sentence, no Lender shall have any right directly to enforce the security interests granted by this Paying Agent Agreement. The Lender shall not have any right to require the Paying Agent to take or fail to take any action under this Paying Agent Agreement, except as otherwise provided in this Paying Agent Agreement.

      SECTION 11. BANKRUPTCY PETITION AGAINST THE BORROWER.

            The Paying Agent hereby covenants and agrees that, prior to the date which is one year and one day after the payment in full of all outstanding Loans, it will not institute against, or join any other Person in instituting against, the Borrower any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other similar proceeding under the laws of the United States or any state of the United States.

      SECTION 12. MISAPPLICATION OF FUNDS.

            The Paying Agent agrees that any funds incorrectly paid to it by the Borrower shall be promptly returned to the Borrower upon receipt of written notice from the Borrower that such funds were incorrectly paid to the Paying Agent prior to the Paying Agent's transfer of such funds in accordance with this Agreement. The Paying Agent shall be completely protected against any liability for returning such funds in reliance on such written notice that funds were incorrectly paid.

      SECTION 13. COUNTERPART SIGNATURES.

            This Agreement may be executed and delivered to you simultaneously in two (2) or more counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute but one and the same instrument.



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      SECTION 14. THIRD PARTY BENEFICIARIES.

            For all purposes of this Agreement, NAF Corp., the Servicer and the FIs shall each be a third party beneficiary of the provisions of this Agreement which specify the amount and priority of payment of amounts due to them.

      SECTION 15. STATUS OF PAYING AGENT.

      The parties hereto acknowledge and agree that upon payment in full of all amounts owing under the Credit Agreement and the release of the Lender's security interest in the Collateral (as certified to the Paying Agent by the Lender in writing), the rights and obligations of the Paying Agent under this Agreement shall continue but shall be performed solely at the direction of the Borrower.

      SECTION 16. ACTS OF LENDER.

            (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by the Lender may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by the Lender in person or by agents duly appointed in writing; and except as herein otherwise expressly provided such action shall become effective when such instrument or instruments is or are delivered to the Paying Agent. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement if made in the manner provided in this Section 16.

            (b) The fact and date of the execution by any person of any such instrument or writing may be proved in any manner that the Paying Agent deems sufficient.

            (c) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Lender shall bind the Lender in respect of anything done, omitted or suffered to be done by the Paying Agent in reliance thereon, whether or not notation of such action is made upon the Promissory Note.



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






            IN WITNESS WHEREOF, the parties hereto have caused this Paying Agent Agreement to be executed by their duly authorized officers as of the date first set forth above.

                                   N.A.F. AUTO LOAN TRUST
                                   By:   Delaware Trust Company, not in its
                                         individual capacity but solely as Owner
                                         Trustee on behalf of N.A.F. AUTO
                                         LOAN TRUST



                                   By:    /s/   Richard N. Smith
                                   Name: Richard N. Smith
                                   Title: Vice President


                                   TEXAS COMMERCE BANK NATIONAL
                                   ASSOCIATION, as Paying Agent



                                   By:    /s/   Linda J. Henderson
                                   Name: Linda J. Henderson
                                   Title: Assistant Vice President


                                   CONTITRADE SERVICES L.L.C.



                                   By    /s/ Jerome M. Perelson
                                   Name: Jerome M. Perelson
                                   Authorized Signatory


                                   By    /s/ Susan E. O'Donovan
                                   Name:   Susan E. O'Donovan
                                   Authorized Signatory





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